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                                                        Registration No. 2-65315

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         Short Term Income Fund, Inc.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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                         Short Term Income Fund, Inc.
                                 (the "Fund")

                            Money Market Portfolio
                           U.S. Government Portfolio

                               600 Fifth Avenue
                           New York, New York 10020

                                                                August 21, 2000

Dear Shareholder:

  As we announced to you in July, the parent company of the Fund's manager has entered into an agreement to be acquired by CDC Asset Management, a leading French financial institution, as more fully described in the enclosed proxy statement. As a result, we are soliciting your vote for approval of certain items as described in the enclosed proxy statement. Reading this letter completely may make your review of the proxy statement easier. We ask that you review the proxy statement and vote your shares promptly. You can vote by returning the enclosed card or following the instructions located on your proxy card to vote via the Internet or touch-tone phone.

Q. What are the Proposals about?

  Three proposals are described in the enclosed proxy statement.

  The first proposal relates to the management agreement for the Fund on behalf of the Money Market Portfolio and U.S. Government Portfolio. The laws governing mutual funds generally require that when an investment manager undergoes a change in ownership, the management agreement with the fund will terminate. In order for the Fund to continue with Reich & Tang Asset Management L.P. as the investment manager, shareholders of each Portfolio must approve the new form of agreement. The proposed new agreement is substantially the same as the current agreement for their Portfolio. Fees will not change and no changes are planned to the portfolio managers of your Fund.

  The second proposal relates to the ratification of PricewaterhouseCoopers LLP as the Fund's independent accountants.

  The third proposal relates to a change in the Fund's fundamental investment restriction to permit the Money Market Portfolio to purchase certain restricted securities. As a result of the current restriction, the Money Market Portfolio is prohibited from investing in the most rapidly growing and highest yielding segment of the short-term market which is commercial paper exempt from registration under Section 4(2) and private placements issued pursuant to Rule 144A of the Securities Act of 1933. We believe that these securities are appropriate for inclusion in the Money Market Portfolio and will enable us to continue to provide a competitive yield to shareholders.

Q. How will the CDC transaction affect the Fund?

  The transaction is not expected to affect the daily operations of the Fund or the investment management activities of Reich & Tang Asset Management L.P. Reich & Tang Asset Management L.P. and the Fund will continue to operate autonomously, but will be part of a larger organization with the resources of CDC Asset Management. We will continue to work to meet your expectations for competitive performance and high quality customer service. The Fund's investment objectives, strategies and portfolio managers are not expected to change as a result of the transaction.

Remember--Your Vote Counts!

  Your vote is extremely important, even if you only own a few Fund shares. Voting promptly is also important. If we do not receive enough votes, we will have to resolicit shareholders, which can be time consuming and may delay the meeting. You may receive a reminder call to return your proxy from D.F. King & Company, a proxy solicitation firm.

  Now you can use the Internet or your telephone, if you want to vote electronically. Please see your proxy card for more information and the instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote you may do so using the proxy card, telephone or Internet.

  Thank you for your cooperation in voting on these important proposals. If you have questions, please call your financial representative. Or, if your questions relate specifically to the proxy matters, please call our service center representatives toll-free at 1-800-221-3079.

Sincerely,

Steven W. Duff
President

                         Short Term Income Fund, Inc.
                                 (the "Fund")
                            Money Market Portfolio
                           U.S. Government Portfolio
                               600 Fifth Avenue
                           New York, New York 10020
                                (212) 830-5220

                   Notice of Special Meeting of Shareholders
                               October 10, 2000

  A Special Meeting of the shareholders of the Fund will be held at 9:15 a.m. at the offices of the Fund, 600 Fifth Avenue, New York, New York for these purposes:

    1. To approve a new Investment Management Contract with Reich & Tang Asset Management L.P. for the Fund on behalf of the Money Market Portfolio and U.S. Government Portfolio.

    2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending August 31, 2001.

    3. To approve a change in the Fund's fundamental investment restriction to permit the Money Market Portfolio to purchase certain restricted securities.

    4. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

  Shareholders of record at the close of business on August 15, 2000 are entitled to notice of and to vote at the meeting and any adjourned session.

                                             By order of the Board of
                                               Directors

                                             Bernadette N. Finn
                                             Secretary of the Fund

August 21, 2000

 Please respond. Your vote is important. Please complete, sign, date and return the enclosed proxy card, whether or not you plan to attend the meeting.

                                PROXY STATEMENT

                         Short Term Income Fund, Inc.
                                 (the "Fund")
                            Money Market Portfolio
                           U.S. Government Portfolio
                               600 Fifth Avenue
                           New York, New York 10020
                                (212) 830-5220

  The Directors of Short Term Income Fund, Inc. (the "Fund"), are soliciting proxies from shareholders of the Money Market Portfolio and U.S. Government Portfolio (collectively, the "Portfolios") in connection with a Special Meeting of Shareholders of the Fund (the "Meeting"). The Meeting has been called to be held on October 10, 2000 at 9:15 a.m. at the offices of the Fund, 600 Fifth Avenue, New York, New York. The meeting notice, this Proxy Statement and proxy cards are being sent to shareholders of record on August 15, 2000 (the "Record Date") beginning on or about August 21, 2000.

  The only items of business that the Directors expect will come before the Meeting are (i) approval of a new Investment Management Contract for each Portfolio of the Fund (the "New Investment Management Contract") with Reich & Tang Asset Management L.P. (the "Manager"), (ii) ratification of PricewaterhouseCoopers LLP as independent accountants for the Fund for its fiscal year ending August 31, 2001 and (iii) approval of a change in the Fund's fundamental investment restrictions to permit the Money Market Portfolio to purchase certain restricted securities. As explained below, the proposed New Investment Management Contract is identical (except for its date) to the Investment Management Contract currently in effect for each Portfolio of the Fund (the "Current Investment Management Contract").

PROPOSAL 1 APPROVAL OF NEW INVESTMENT MANAGEMENT CONTRACT

  The reason the Directors are proposing the New Investment Management Contract for the Fund on behalf of each of the Portfolios is that the Current Investment Management Contract will terminate when the Manager's parent company, Nvest Companies, L.P. ("Nvest"), is acquired by a new parent company, CDC Asset Management ("CDC AM"). (A federal law, the Investment Company Act of 1940, as amended (the "Investment Company Act"), provides generally that the advisory agreements of mutual funds automatically terminate when the investment adviser or its parent company undergo a significant change of ownership.) The Directors have carefully considered the matter, and have concluded that it is appropriate to enter into the New Investment Management Contract for the Fund, so that the Manager can continue to manage the Fund on the same terms as are now in effect, following the acquisition of Nvest by CDC AM.

  The acquisition of Nvest by CDC AM will occur only if various conditions are satisfied (or waived by the parties, if permitted by law). These conditions include, among others, certain government approvals of the acquisition and approval of the acquisition by vote of the unitholders of Nvest and Nvest, L.P. ("Nvest, L.P."), Nvest's advising general partner. Nvest currently expects that the acquisition will occur during the fourth calendar quarter of 2000, but the acquisition could be delayed. If the acquisition does not occur, the New Investment Management Contract will not be needed because the automatic termination of the Current Investment Management Contract will not occur.

  Under the Investment Company Act, a Fund cannot enter into a New Investment Management Contract unless the shareholders of that Fund vote to approve the New Investment Management Contract. The Meeting is being held to seek shareholder approval by each Portfolio of the New Investment Management Contract. No change in advisory fee rate is being proposed.

  Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote.

  The Directors recommend that the shareholders of each Portfolio vote to approve the New Investment Management Contract for their Portfolio.

 Description of the New Investment Management Contract

  The New Investment Management Contract is identical to the Current Investment Management Contract for the Fund, except that the date of the New Investment Management Contract will be the date that CDC AM acquires Nvest. Appendix A to this Proxy Statement sets forth information about the Current Investment Management Contract, including the date of the Current Investment Management Contract and the advisory fee rates under both the New Investment Management Contract and the Current Investment Management Contract. Appendix B to this Proxy Statement contains the form of the Investment Management Contract. The Current Investment Management Contract and the New Investment Management Contract match the form in Appendix B, except for the date of the agreement. The next several paragraphs briefly summarize some important provisions of the New Investment Management Contract, but for a complete understanding of the agreement you should read Appendices A and B.

  The New Investment Management Contract essentially provides that the Manager, under the Directors' general control and supervision, will manage each portfolio of securities and make decisions with respect to the purchase and sale of investments.

  The New Investment Management Contract provides that it will continue in effect for an initial period of two years (beginning on the date CDC AM acquires

                                       2
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Nvest). After that, it will continue in effect from year to year with respect to each Portfolio as long as the continuation is approved at least annually
(i) by the Directors or by vote of a majority of the outstanding voting securities of that Portfolio, and (ii) by vote of a majority of the Directors who are not "interested persons," as that term is defined in the Investment Company Act, of the Fund or the Manager (these Directors who are not "interested persons" are referred to below as the "Independent Directors").

  The New Investment Management Contract may be terminated with respect to a Portfolio without penalty by vote of the Directors or by vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Manager, or by the Manager upon sixty days' written notice to the Fund, and terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occur (such as the acquisition of Nvest by CDC AM).

  The New Investment Management Contract provides that the Manager will not be liable to the Fund or its shareholders, except for liability arising from the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

  Pursuant to an Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of bookkeeping related services by State Street Kansas City, the Fund's bookkeeping agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations.

  The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of the management fee for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future.

  Distribution and Service Plan. Pursuant to Rule 12b-1 under the Investment Company Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, has entered into a Distribution Agreement and a

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Shareholder Servicing Agreement (with respect to Class A and TRA Shares only)
with Reich & Tang Distributors, Inc. (the "Distributor") as distributor of the Fund's shares. Because the acquisition of Nvest by CDC AM will be considered to result in the assignment of the Fund's Distribution and Shareholder Servicing Agreements with the Distributor, causing those agreements to terminate upon the acquisition, the Board approved a new Distribution Agreement and a new Shareholder Servicing Agreement with Reich & Tang Distributors, Inc. to take effect if a New Investment Management Agreement is approved by shareholders of the Fund and upon consummation of the acquisition. The new agreements would replace the current agreements with the Distributor and would be identical to those agreements, except for the dates of execution and effectiveness. These new agreements do not require the approval of the Fund's shareholders.

Basis for the Directors' Recommendation

  The Directors determined at a meeting held on July 25, 2000 to recommend that the Fund's shareholders vote to approve the New Investment Management Contract.

  In coming to this recommendation, the Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Fund's management contract in effect from year to year. The Directors considered information about, among other things:

  . the Manager and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

  . the terms of the investment management contract (in this case, the New Investment Management Contract);

  . the scope and quality of the services that the Manager has been providing to the Fund;

  . the investment performance of the Fund and of similar funds managed by other advisers;

  . the management fee rates payable to the Manager by the Fund and by other funds and client accounts managed by the Manager, and payable by similar funds managed by other advisers (Appendix C to this Proxy Statement contains information comparing the Fund's management fee schedule to the fee schedule for other funds managed by the Manager that have investment objectives similar to the Fund's);

  . the total expense ratio of the Fund and of similar funds managed by other advisers;

  . the Manager's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to the Manager (see "Certain Brokerage Matters" below for more information about these matters); and

  . compensation payable by the Fund to affiliates of the Manager for other services (see Appendix D to this Proxy Statement for more information about this compensation).

  In addition to reviewing these kinds of information, which the Directors regularly consider on an annual or more frequent basis, the Directors gave particular consideration to matters relating to the possible effects on the Manager and the Fund of the acquisition of Nvest by CDC AM. Among other things, the Directors considered:

  . the stated intention of Nvest and CDC AM that the Manager will continue to have a high degree of managerial autonomy from its parent organizations and from other subsidiaries of Nvest;

  . the stated intention of Nvest, CDC AM and the Manager that the acquisition not change the investment approach or process used by the Manager in managing the Fund;

  . representations of senior executives of the Manager and the portfolio managers of the Fund that they have no intention of terminating their employment with the Manager as a result of CDC AM's acquisition of Nvest, and representations of the Manager, Nvest and CDC AM that they have no intention of terminating the employment of these executives or portfolio managers as a result of the acquisition;

  . certain actions taken by CDC AM, Nvest and the Manager to help retain and incent key personnel of Nvest and the Manager;

  . assurances from the Manager that it has no plans, as a result of or in connection with CDC AM's acquisition of Nvest, to change or discontinue existing arrangements under which it waives fees or bears expenses of the Fund;

  . the general reputation and the financial resources of CDC AM and its parent organizations; and

  . the fact that affiliates of the Manager who currently provide transfer agency, distribution and shareholder services to the Fund are willing to continue to do so following the acquisition, and that the compensation rates payable by the Fund for these services are not expected to change as a result of the acquisition.

  In addition, the Directors considered that the agreement relating to the acquisition of Nvest by CDC AM provides that CDC AM and its immediate parent company will (subject to certain qualifications) use their reasonable best efforts to assure compliance with Section 15(f) of the Investment Company Act.
Section 15(f) provides that a mutual fund investment adviser or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser (such as CDC AM's acquisition of the Manager's parent, Nvest) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the adviser. (No changes in the current composition of the Directors are required to satisfy this condition.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

  After carefully considering the information summarized above, the Directors, including the Independent Directors, unanimously voted to approve the New Investment Management Contract for the Fund on behalf of each Portfolio and to recommend that each Portfolio's shareholders vote to approve the New Investment Management Contract.

 Information About the Ownership of the Manager and the CDC AM/Nvest
  Transaction

  The Manager is a limited partnership which has one general partner, Reich & Tang Asset Management, Inc. (the "Manager General Partner"). Mr. Steven W. Duff is principal executive officer of the Manager's Mutual Funds Division. His principal occupation is his position with the Manager's Mutual Funds Division. The address of the Manager, the Manager General Partner and Mr. Duff is 600 Fifth Avenue, New York, New York 10020. The Manager also advises pension trusts, profit-sharing trusts and endowments. The Manager General Partner is a direct wholly-owned subsidiary of Nvest Holdings, Inc. ("Nvest Holdings"), which in turn is a direct wholly-owned subsidiary of Nvest. Nvest's managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of MetLife New England Holdings, Inc. MetLife New England Holdings, Inc. is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). Nvest Corporation is also the sole general partner of Nvest, L.P. Nvest, L.P., Nvest's advising general partner, is a publicly traded company listed on the New York Stock Exchange. In addition to owning Nvest Corporation, MetLife owns, directly or indirectly, approximately a 48% limited partnership interest in Nvest. Nvest, L.P. owns approximately 15% of Nvest. (These percentages, which are as of June 30, 2000, do not reflect the vesting and exercise, described below, of various options held by personnel of Nvest and of its affiliates, including the Manager, to acquire limited partnership units of Nvest, L.P.) If the proposed acquisition is completed, Nvest Corporation will cease to be the managing general partner of Nvest and the general partner of Nvest, L.P., and MetLife will cease to own any partnership interest in Nvest. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company listed on the New York Stock Exchange. The address of Nvest, Nvest Corporation, Nvest Holdings and Nvest, L.P. is 399 Boylston Street, Boston, Massachusetts 02116. The address of MetLife New England Holdings, Inc., MetLife and MetLife, Inc. is One Madison Avenue, New York, New York 10010.

  On June 16, 2000, Nvest and CDC AM announced that they and certain of their respective affiliated companies had entered into an Agreement and Plan of Merger (the "Merger Agreement"). Under the Merger Agreement, CDC AM would acquire all of the outstanding units of partnership interest in both Nvest and Nvest, L.P., at a price of $40 per unit. This price is subject to reduction (but not below $34 per unit) based in part on a formula that takes into account the investment advisory fees payable to the Manager and other Nvest affiliates by their mutual fund and other investment advisory clients that have consented to the transaction. Under this formula, the price per unit that CDC AM will pay to acquire Nvest, including the price it will pay to those Fund directors and officers who hold or have been granted options to acquire units (see below), could be reduced if a Fund's shareholders do not approve the New Investment Management Contract. Assuming a transaction price of $40 per unit, and the number of units and options outstanding as of June 30, 2000, the aggregate price payable by CDC AM to acquire all of the units of Nvest will be approximately $1.5 billion, and the aggregate price payable by CDC AM to acquire all of the units of Nvest, L.P. (including payments with respect to units subject to options) will be approximately $375 million.

  The transaction will not occur unless various conditions are satisfied (or waived by the parties, if permitted by law). One of these conditions is obtaining approval or consent from investment advisory clients of the Manager and other Nvest affiliates (including mutual fund clients) whose advisory fees represent a specified percentage of the total advisory fee revenues of the Nvest organization. Because of this condition, approval or disapproval by the Fund's shareholders of a New Investment Management Contract, taken together with other clients' consents or approvals, could affect whether or not the transaction occurs. As described below, certain directors and officers of the Fund will receive certain material payments or benefits if the transaction occurs. The transaction will result in the automatic termination of the Current Investment Management Contract. If for some reason the transaction does not occur, the automatic termination of the Current Investment Management Contract will not occur, and the New Investment Management Contract will not be entered into, even if it has been approved by the Fund's shareholders.

  As a result of the acquisition, Nvest and Nvest, L.P. would become indirect wholly-owned subsidiaries of CDC AM, which in turn is 60% owned by CDC Finance, a wholly-owned subsidiary of Caisse des depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. In addition to its 60% ownership of CDC AM through CDC Finance, CDC owns 40% of CNP Assurances, the leading French insurance company, which itself owns 20% of CDC AM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDC AM. CDC is 100% owned by the French state. The main place of business of CDC AM is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC Finance is 56, rue de Lille, 75007 Paris, France. The registered address of CDC is 56, rue de Lille, 75007 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Caisse National des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. Following the acquisition, it is expected that Nvest will be renamed CDC Asset Management-North America.

  Various personnel of Nvest and of its affiliates, including the Manager, have previously been granted options to purchase limited partnership units of Nvest, L.P. ("Nvest L.P. Units"). The Merger Agreement provides that these options will vest and become fully exercisable immediately before CDC AM's acquisition of Nvest and Nvest, L.P., even though some of these options would not otherwise have vested or been exercisable at that time. Each option will be converted into the right to receive cash from Nvest in an amount equal to the difference between the option's exercise price and the transaction price of $40 per unit (subject to reduction, but not below $34 per unit, as explained above).

  Certain Relationships and Interests of Fund Directors and Officers. Steven
W. Duff, a Director and officer of the Fund, and the following persons who are Directors or officers of the Fund are also officers or employees of the Manager or directors of the Manager General Partner: Richard De Sanctis, Molly Flewharty, Bernadette N. Finn, Roseanne Holtzer, Lesley M. Jones and Dana E. Messina (collectively, the "Manager Affiliates"). Some of the Manager Affiliates, including Mr. Duff, own partnership units in Nvest or Nvest, L.P. or have the right to acquire partnership units under options and, upon completion of CDC AM's acquisition of

Nvest, will receive the consideration provided in the Merger Agreement for the partnership units they own or have the right to acquire under options. Depending on the number of units a Manager Affiliate owns or has the right to acquire, the amount of consideration he or she receives could be substantial. Also, in connection with CDC AM's acquisition of Nvest, CDC AM will establish a retention program under which certain Manager Affiliates, including Mr. Duff, may receive cash retention awards payable over one to three years. To receive these awards, which are in addition to regular salary and bonus payments and in some cases may be substantial in amount, an eligible Manager Affiliate must remain employed by the Manager and must agree to refrain from competing with the Manager and soliciting clients of the Manager.

 Certain Brokerage Matters

  In their consideration of the New Investment Management Contract, the Directors took account of the Manager's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to the Manager. The Manager has informed the Directors that it does not expect to change these practices as a result of CDC AM's acquisition of Nvest. The following is a summary of these practices:

  The Fund's purchases and sales of portfolio securities are usually principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There are usually no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases participation certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

  Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers which have entered into Shareholder Servicing Agreements with the Distributor.

  No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

  Investment decisions for the Fund will be made independently from those for any other accounts or investment companies that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchasers or sellers.

PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  The Directors of the Fund recommend that the shareholders ratify the selection of PricewaterhouseCoopers LLP, independent public accountants, to audit the accounts of the Fund for the fiscal year ending August 31, 2001. PricewaterhouseCoopers LLP performed the audit for the Fund's fiscal year ended August 31, 1999 and is performing the audit for the fiscal year ending August 31, 2000. The accounting firm of McGladrey & Pullen LLP or its predecessors had audited the accounts of the Fund since inception. Effective August 13, 1999, McGladrey & Pullen LLP resigned as the Fund's independent accountants because its Investment Company Group had joined PricewaterhouseCoopers LLP. At that time, PricewaterhouseCoopers LLP was recommended to the Board by the Audit Committee and appointed as independent accountants by the Directors. PricewaterhouseCoopers LLP does not have any direct financial interest or any material indirect financial interest in the Fund.

  A representative of PricewaterhouseCoopers LLP is not expected to be present at the shareholder's meeting. If the shareholders do not ratify the Directors' recommendation, the Directors will submit another proposal to the shareholders with a recommendation for independent public accountants.

PROPOSAL 3 APPROVAL OF A CHANGE TO THE FUND'S FUNDAMENTAL INVESTMENT
                 RESTRICTION TO PERMIT THE PURCHASE OF CERTAIN RESTRICTED SECURITIES

  The Fund currently operates under an investment restriction that prohibits the Manager from purchasing any "restricted securities." This restriction is "fundamental" and, therefore, may only be changed by a vote of the shareholders of a portfolio with respect to that portfolio. The Manager has recommended to the Directors that this investment restriction be modified to permit the Money Market Portfolio to purchase certain privately placed short-term restricted securities that are commonly used in the market place. As a result of the current restriction, the Money Market Portfolio is prohibited from investing in the most rapidly growing and highest yielding segment of the short-term market, which is commercial paper exempt from registration under
Section 4(2) of the Securities Act of 1933 ("4(2) paper") and securities which are issued as private placements pursuant to Rule 144A of the Securities Act of 1933 ("Rule 144A Securities"). Most new commercial paper programs are now offered as 4(2) paper, which has created a shortage of permissible securities for the Money Market Portfolio to purchase. The Manager believes that the Money Market Portfolio will not be able to provide a competitive yield to shareholders without the ability to buy these limited types of restricted securities. 4(2) paper and Rule 144A Securities are technically "restricted" but, in the Manager's opinion, are appropriate for investment by the Money Market Portfolio. The Directors have determined that the Manager's recommendation is in the best interest of the Money Market Portfolio and its shareholders and are recommending that the shareholders of the Money Market Portfolio vote to approve this proposed change.

  Historically, the Securities and Exchange Commission (the "SEC") has taken the position that restricted, privately placed securities are illiquid, and therefore 4(2) paper has been considered to be illiquid. The SEC has reconsidered this issue and has stated that a fund's board of directors may determine that 4(2) paper is liquid as long as certain conditions are met. These conditions are: (i) the paper must not be in default; (ii) it must be rated by at least two nationally recognized statistical rating organizations ("NRSROs") in one of the two highest rating categories or, if unrated, the board must determine that it is of acceptable credit quality; and (iii) the board must consider the trading market of the specific security. The Money Market Portfolio intends to purchase 4(2) paper that is both liquid and illiquid.

  With respect to Rule 144A Securities, a number of factors are taken into consideration in determining whether they are liquid, including at least the following: (i) the frequency and size of trades and quotes for the security;
(ii) the
number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the market for the security. The Money Market Portfolio intends to purchase Rule 144A Securities that are both liquid and illiquid.

  Generally, the risks of investing in illiquid securities include the exposure to greater risks or costs. A fund may not be able to sell less marketable or illiquid instruments when the adviser considers it desirable to do so or may have to sell them at a price lower than could be obtained if they were more marketable. These factors may have an adverse impact on net asset value. Less marketable and illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations. Also, the sale of less marketable securities may require more time and result in higher brokerage charges or dealer discounts and other selling expenses than does the sale of more marketable securities.

  The Board of Directors, in supporting this proposal, considered certain factors, including that (i) 4(2) paper has become increasingly used by corporate issuers, (ii) 4(2) paper currently comprises approximately 50% of the commercial paper market and (iii) the expansion of the money market fund industry has helped to create a large, actively traded market for 4(2) paper that performs substantially the same as the commercial paper market. It has also considered that the Rule 144 market has continued to mature and expand and that the inclusion of Rule 144A Securities in the Portfolio will allow the Portfolio to remain competitive. The Board of Directors of the Fund has determined that Rule 144A Securities and 4(2) paper are appropriate and, subject to shareholder approval of this proposal, may be purchased by the Manager for the Money Market Portfolio. This proposal will not impact the current liquidity requirements of the Portfolio that prohibits it from investing in more than 10% of the value of its net assets in illiquid securities.

  Accordingly, if shareholders approve this Proposal 3, the Fund will modify investment restriction (c) (5) in the current statement of additional information. The proposed restriction will read as follows: "......the Fund may not.........(5) purchase restricted securities or purchase securities on margin provided, however, with respect to the Money Market Portfolio restricted securities shall not include privately placed securities that are exempt from registration under Section 4(2) or Rule 144A of the Securities Act of 1933.''

 Other Information

  Principal Distributor's Address. The address of the Fund's principal distributor, Reich & Tang Distributors, Inc., is 600 Fifth Avenue, New York, New York, 10020.

  Fund Annual and Semi-Annual Reports. The Fund has previously sent its Annual and Semi-Annual Reports to its shareholders for the periods ended August 31, 1999 and February 28, 2000, respectively. You can obtain a copy of these Reports without charge by writing to the Fund at 600 Fifth Avenue, New York, New York 10020 or by calling 1-800-221-3079.

  Certain Purchases and Sales of Securities of the Manager, Nvest, Nvest, L.P. and MetLife, Inc. No Board Member had any purchases or sales of any securities of the Manager, Nvest, Nvest, L.P., or MetLife, Inc. since the beginning of the Fund's most recently completed fiscal year, except purchases or sales that represented one percent or less of the outstanding securities of any class of those companies.

  Outstanding Shares and Significant Shareholders. Appendix E to this Proxy Statement lists the total number of shares outstanding as of July 31, 2000 for the Money Market Portfolio and U.S. Government Portfolio. It also identifies holders of more than 5% of the Money Market Portfolio and U.S. Government Portfolio, and contains information about the shareholdings in the Portfolios of the Directors and the executive officers of the Fund. Only shareholders of record at the close of business on August 15, 2000 are entitled to vote at the Meeting.

 Information About Proxies and the Conduct of the Meeting

  Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Fund or by employees or agents of the Manager or of Nvest and its affiliated companies. In addition, D. F. King & Co., Inc. has been engaged to assist in the solicitation of proxies, at an estimated cost of $365,000.

  Costs of Solicitation. All of the costs of the Meeting, including the costs of soliciting proxies, will be paid by the Manager, Nvest and/or CDC AM. None of these costs will be borne by the Fund.

  Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of each Proposal. You may vote by any one of the three following methods: (1) by mailing the enclosed proxy card,
(2) through use of the internet or (3) by telephone. If you mail the enclosed proxy and no choice is indicated for a proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of that proposal. Votes made through use of the internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Fund, (ii) by properly executing a later-dated proxy (by the methods of voting described above), or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

  Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). One-third of the outstanding Shares of the Fund on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and
(ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

  Required Vote. The vote required to approve the New Investment Management Contract for each Portfolio is the lesser of (1) 67% of the shares of that Portfolio that are present at the Meeting, if the holders of more than 50% of the shares of that Portfolio outstanding as of the record date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of that Portfolio outstanding on the record date. If the required vote is not obtained, the Directors will consider what other actions to take in the best interests of the Portfolios. The vote required to ratify the selection of PricewaterhouseCoopers LLP as independent accountants is a majority of the shares of the Fund present at the Meeting in person or by proxy. The vote required to approve a change in the Fund's fundamental investment restriction for the Money Market Portfolio is the lesser of (i) 67% of the shares of the Money Market Portfolio that are present at the Meeting of the holders if more than 50% of the shares of the Money Market Portfolio outstanding as of the record date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Money Market Portfolio outstanding on the record date.

  Adjournments; Other Business. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval.

  The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present is: (i) the approval of the New Investment Management Contract; (ii) the ratification of the selection of independent accountants; and (iii) the approval of a change in the Fund's fundamental investment restrictions to permit the Money Market Portfolio to purchase certain private placements. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

  Shareholder Proposals at Future Meetings. The Fund does hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders must be received by the Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

                                                                      Appendix A

                                                                                    Date of Last
                                                                                   Submission of
                                                              Description of Board    Current
                                                                 Member Action       Investment
                                                               Regarding Current     Management
                                                                   Investment       Contract for
                                              Date of Current Management Contract   Shareholder
                                                Investment     Since Beginning of   Approval and
                       Advisory Fee Rate        Management     Fund's Last Fiscal    Reason for
 Name of Fund              Schedule              Contract             Year           Submission
 ------------      ------------------------   --------------- -------------------- --------------
 Short Term Income .30% of average daily      August 30, 1996 Continuance approved March 1, 1996*
 Fund, Inc.        net assets not in excess                   July 25, 2000
 Money Market      of $750 million, plus
 Portfolio         .29% of average daily
                   net assets in excess of
                   $750 million but not in
                   excess of $1 billion,
                   plus .28% of such assets
                   in excess of $1 billion
                   but not in excess of
                   $1.5 billion, plus .27%
                   of such assets in excess
                   of $1.5 billion

 Short Term Income .275% of average daily     August 30, 1996 Continuance approved March 1, 1996*
 Fund, Inc.        net assets not in excess                   July 25, 2000
 U.S. Government   of $250 million, plus
 Portfolio         .25% of such assets in
                   excess of $250 million

-----------
* In 1996, the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company was treated as a change of control of New England Investment Companies, L.P., the limited partner and owner of the 99.5% limited partnership interest in the Manager. Such a change of control resulted in the assignment and automatic termination of the investment management contracts. Therefore, shareholders were asked to approve new investment management contracts.

                                                                     Appendix B

                    FORM OF INVESTMENT MANAGEMENT CONTRACT

                        INVESTMENT MANAGEMENT CONTRACT

                         SHORT TERM INCOME FUND, INC.
                                 (the "Fund")

                            Money Market Portfolio

                           U.S. Government Portfolio
                              (the "Portfolios")

                              New York, New York

                                                                         , 2000

Reich & Tang Asset Management L.P.
600 Fifth Avenue
New York, New York 10022

Gentlemen:

  We herewith confirm our agreement with you as follows:

  1. We propose to engage in the business of investing and reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933, including the Prospectus forming a part thereof (the "Registration Statement"), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time.

  2. (a) We hereby employ you to manage the investment and reinvestment of our assets of our Portfolios as above specified, and, without limiting the generality of the foregoing, to provide the investment management services specified below.

  (b) Subject to the general control of our Board of Directors, you will make decisions with respect to all purchases and sales of the portfolio securities of the Portfolios. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as our corporation itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

  (c) You will report to our Board of Directors at each meeting thereof all changes in our portfolios since your prior report, and will also keep us in touch with important developments affecting our portfolios and, on your initiative, will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in our portfolios, the activities in which such entities engage, Federal income tax policies applicable to our investments, or the conditions prevailing in the money market or the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio securities as you may believe appropriate or as we may reasonably request. In making such purchases and sales of our portfolio securities, you will comply with the policies set from time to time by our Board of Directors as well as the limitations imposed by our Articles of Incorporation and by the provisions of the Internal Revenue Code and the 1940 Act relating to regulated investment companies and the limitations contained in the Registration Statement.

  (d) It is understood that you will from time to time employ, subcontract with or otherwise associate with yourself, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder.

  (e) You or your affiliates will also furnish us, at your own expense, such investment advisory supervision and assistance as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You and your affiliates will also pay the expenses of promoting the sale of our shares (other than the costs of preparing, printing and filing our registration statement, printing copies of the prospectus contained therein and complying with other applicable regulatory requirements), except to the extent that we are permitted to bear such expenses under a plan adopted pursuant to Rule 12b-1 under the 1940 Act or a similar rule.

  3. We agree, subject to the limitations described below, to be responsible for, and hereby assume the obligation for payment of, all our expenses, including: (a) brokerage and commission expenses, (b) Federal, state or local taxes, including issue and transfer taxes incurred by or levied on us, (c) commitment fees and certain insurance premiums, (d) interest charges on borrowings, (e) charges and expenses of our custodian, (f) charges, expenses and payments relating to the issuance, redemption, transfer and dividend disbursing functions for us,
(g) recurring and nonrecurring legal and accounting expenses, including those of the bookkeeping agent, (h) telecommunications expenses, (i) the costs of organizing and maintaining our existence as a corporation, (j) compensation, including directors' fees, of any of our directors, officers or employees who are not your officers or officers of your affiliates, and costs of other personnel providing clerical, accounting supervision and other office services to us as we may request, (k) costs of stockholder services including, charges and expenses of persons providing confirmations of transactions in our shares, periodic statements to stockholders, and recordkeeping and stockholders' services, (l) costs of stockholders' reports, proxy solicitations, and corporate meetings, (m) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying such shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of such shares and attendant upon renewals of, or amendments to, those registrations and qualifications,
(n) expenses of preparing, printing and delivering our prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts, (o) payment of the fees and expenses provided for herein, under the Administrative Services Agreement and, with respect to the Class A Shares of each Portfolio only, pursuant to the Shareholder Servicing Agreement and Distribution Agreement, and (p) any other distribution or promotional expenses contemplated by an effective plan adopted by us pursuant to Rule 12b-1 under the Act. Our obligation for the foregoing expenses is limited by your agreement to be responsible, while this Agreement is in effect, for any amount by which the annual operating expenses for each Portfolio (excluding taxes, brokerage, interest and extraordinary expenses) exceed the limits on investment company expenses prescribed by any state in which the shares for such Portfolio are qualified for sale.

  4. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

  5. In consideration of the foregoing the Portfolios will pay you a fee at the annual rate of (i) .30% of the Money Market Portfolio's average daily net assets not in excess of $750 million, plus .29% of such assets in excess of $750 million but not in excess of $1 billion, plus .28% of such assets in excess of $1 billion but not in excess of $1.5 billion, plus .27% of such assets in excess of $1.5 billion and (ii) .275% of the U.S. Government Portfolio's average daily net assets not in excess of $250 million, plus .25% of such assets in excess of $250 million. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing. You may use any portion of this fee for distribution of our shares, or for making servicing payments to organizations whose customers or clients are our shareholders. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing. Any reimbursement of our expenses, to which we may become entitled pursuant to paragraph 3 hereof, will be paid to us at the same time as we pay you.

  6. This Agreement will become effective on the date hereof and shall
continue in effect until       and thereafter for successive twelve-month
periods (computed from each    ), provided that such continuation is
specifically approved at least annually by our Board of Directors or by a majority vote of the holders of the outstanding voting securities of each respective Portfolio voting separately, as defined in the 1940 Act and the rules thereunder, and, in either case, by a majority of those of our directors who are neither party to this Agreement nor, other than by their service as directors of the corporation, interested persons, as defined in the 1940 Act, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous Agreements between us covering the subject matter hereof. With respect to each Portfolio, this Agreement may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the outstanding voting securities of each respective Portfolio voting separately, as defined in the 1940 Act and the rules thereunder, or
(ii) by a vote of a majority of our entire Board of Directors, on sixty days' written notice to you, or by you on sixty days' written notice to us.

  7. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

  8. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees or the officers and directors of Reich & Tang Asset Management, Inc., your general partner, who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the 1940 Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

  If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                        Very truly yours,

                                        SHORT TERM INCOME FUND, INC.
                                        Money Market Portfolio
                                        U.S. Government Portfolio

                                        By: ____________________________________
                                            Name:
                                            Title:

ACCEPTED:      , 2000

REICH & TANG ASSET
MANAGEMENT L.P.

By: REICH & TANG ASSET MANAGEMENT,
    INC., General Partner

By: ____________________________________
  Name:
  Title:

                                                                     Appendix C

               CERTAIN OTHER MUTUAL FUNDS ADVISED BY THE MANAGER

  The Manager acts as investment adviser or sub-adviser to the following other mutual funds that have investment objectives similar to the Fund's, for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.

                         Short Term Income Fund, Inc.

                                                                              Manager's
                                                                             Relationship
                         Net Assets of                                         to Fund
   Other Fund(s) with    Other Funds at                                      (Manager or
   Similar Objectives    June 30, 2000              Fee Rate/1/              Sub-Adviser)
   ------------------    -------------- ------------------------------------ ------------
Burnham Investors Trust  $  211,859,545 .15% per annum of average daily net  Sub-Adviser assets

California Daily Tax        385,720,218 .30% per annum of average daily net  Manager
Free Income Fund, Inc.                  assets

Connecticut Daily Tax       189,697,692 .30% per annum of average daily net  Manager
Free Income Fund, Inc.                  assets

Cortland Trust, Inc.      2,307,202,110 0.80% of the first $500 million of   Manager
                                        the Trust's average daily net
                                        assets, 0.775% of the average daily
                                        net assets of the Trust in excess of
                                        $500 million but less than
                                        $1 billion, 0.75% of the average
                                        daily net assets of the Trust in
                                        excess of $1 billion but less than
                                        $1.5 billion, plus 0.725% of the
                                        Trust's average daily net assets in
                                        excess of $1.5 billion.
/1/ No fee waivers or reductions in place.

----

                                                                              Manager's
                                                                             Relationship
                         Net Assets of                                         to Fund
   Other Fund(s) with    Other Funds at                                      (Manager or
   Similar Objectives    June 30, 2000              Fee Rate/1/              Sub-Adviser)
   ------------------    -------------- ------------------------------------ ------------
Daily Tax Free Income    $  725,922,546 .325% average daily net assets not     Manager
Fund, Inc.                              in excess of $750 million, plus
                                        .30% of average daily net assets in
                                        excess of $750 million

Florida Daily Municipal      79,950,196 .40% per annum of average daily net    Manager
Income Fund                             assets

Georgia Daily Municipal      12,093,579 .40% per annum of average daily net    Manager
Income Fund, Inc.                       assets

Institutional Daily       1,356,847,939 .12% per annum of average daily net    Manager
Income Fund                             assets

Michigan Daily Tax Free      14,788,365 .30% per annum of average daily net    Manager
Income Fund, Inc.                       assets

New Jersey Daily            147,469,750 .30% per annum of average daily net    Manager
Municipal Income Fund,                  assets
Inc.

-----
/1/.02% Investment Managment fee waived for Florida, .40% waived for Georgia,
  .30% waived for Michigan

                                                                               Manager's
                                                                              Relationship
                          Net Assets of                                         to Fund
   Other Fund(s) with     Other Funds at                                      (Manager or
   Similar Objectives     June 30, 2000              Fee Rate/2/              Sub-Adviser)
   ------------------     -------------- ------------------------------------ ------------
New York Daily Tax Free   $  428,583,548 .30% per annum of average daily net  Manager
Income Fund, Inc.                        assets

North Carolina Daily         250,604,096 .40% per annum of average daily net  Manager
Municipal Income Fund,                   assets
Inc.

Pax World Money Market       125,687,035 .15% per annum of average daily net  Sub-Adviser
Fund, Inc.                               assets

Pennsylvania Daily             7,722,720 .40% per annum of average daily net  Manager
Municipal Income Fund                    assets

Tax Exempt Proceeds          208,002,982 .40% per annum of average daily net  Manager
Fund, Inc.                               assets up to $250 million; .35% per
                                         annum of average daily net assets
                                         between $250 million and $500
                                         million; and .30% per annum of
                                         average daily net assets over $500
                                         million.

The Valiant Fund           1,004,730,241 .06% of the first $500 million of    Sub-Adviser
                                         the Fund's average daily net assets,
                                         plus .05% of average daily net
                                         assets in excess of $500 million but
                                         less than $1 billion, plus .04% of
                                         such assets in excess of $1 billion
                                         but less than $1.5 billion, plus
                                         .035% of such assets in excess of $2
                                         billion

Virginia Daily Municipal       3,964,767 .40% per annum of average daily net  Manager
Income Fund, Inc.                        assets

/2/.40% Investment Management fee waived for Pennsylvania, .40% waived for
  Virginia
------

                                                                      Appendix D

                                                                             Distribution and
                                                                               Shareholder
                                                                                Servicing
                                                                               (12b-1) Fees
                         Management Management Administrative Administrative     Paid to
                          Fee Paid  Fee Waived  Fees Paid to  Fees Waived by    Manager's
     Name of Fund        to Manager by Manager    Manager        Manager        Affiliates
     ------------        ---------- ---------- -------------- -------------- ----------------
Short Term Income Fund,
Inc.
Money Market Portfolio   $4,153,608      0       $2,983,956          0         $2,797,974*

Short Term Income Fund,
Inc.
U.S. Government
Portfolio                $2,351,952      0       $1,923,140          0         $1,956,474*

----
* Applies to Class A and TRA Class of Shares only.

                                                                     Appendix E

Shares Outstanding

  The number of shares for the Money Market Portfolio and U.S. Government Portfolio outstanding as of July 31, 2000 was as follows:

                                                                      Number
Name of Fund                                                         of Shares
------------                                                       -------------
Short Term Income Fund, Inc.
  Money Market Portfolio.......................................... 1,263,161,114
  U.S. Government Portfolio.......................................   623,954,972

Ownership of Shares

  As of July 31, 2000, the Fund believes that the Directors and officers of the Fund, as a group, owned less than one percent of each Portfolio and of the Fund as a whole. As of July 31, 2000, the Fund believes that no person beneficially owned 5% or more of the shares of the Money Market Portfolio or the U.S. Government Portfolio.

STIFPX00

600 FIFTH AVENUE
NEW YORK, NEW YORK 10020







                         PLEASE VOTE YOUR PROXY TODAY

       Prompt response will save the expense of additional solicitations

CHOOSE THE VOTING METHOD THAT IS MOST CONVENIENT FOR YOU.

1.  VOTE BY MAIL: Sign and date your proxy card and return it in the enclosed
    ------------
    postage paid envelope. NOTE: Your proxy is not valid unless it is signed.
                                 -------------------------------------------

2.  VOTE BY TOUCH-TONE PHONE: Dial 1-800-690-6903, enter the CONTROL NUMBER
    ------------------------
    printed in the right-hand column and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week. THE CALL IS
                                                                 -----------
    TOLL-FREE. If you received more than one proxy card, you can vote each card
    ---------
    during the call. Each card has a different control number.

3.  VOTE VIA THE INTERNET: Log on to www.proxyvote.com, enter the CONTROL
    ---------------------
    NUMBER printed in the right-hand column and follow the instructions on the screen. If you received more than one proxy card, you may vote them all during the same session. Each card has a different control number.

                       IF YOU VOTE BY PHONE OR INTERNET,
                     PLEASE DO NOT RETURN YOUR PROXY CARD.

                              VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE 1-800-690-6903
                        OR LOG ON TO www.proxyvote.com


                         SHORT TERM INCOME FUND INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               SPECIAL MEETING OF SHAREHOLDERS--OCTOBER 10, 2000

  THE UNDERSIGNED SHAREHOLDER OF SHORT TERM INCOME FUND INC. (THE "FUND")
HEREBY APPOINTS RICHARD DE SANCTIS AND BERNADETTE N. FINN, AND EACH OF THEM, AS ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE ALL OF THE SHARES OF COMMON STOCK OF THE FUND STANDING IN THE NAME OF THE UNDERSIGNED AT THE CLOSE OF BUSINESS ON AUGUST 15, 2000 AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT THE OFFICES OF THE FUND AT 600 FIFTH AVENUE, NEW YORK, NY 10020 AT 9:40 ON OCTOBER 10, 2000, AND AT ALL ADJOURNMENTS THEREOF, WITH ALL OF THE POWERS THE UNDERSIGNED WOULD POSSESS IF THEN AND THERE PERSONALLY PRESENT AND ESPECIALLY (BUT WITHOUT LIMITING THE GENERAL AUTHORIZATION AND POWER THEREBY GIVEN) TO VOTE AS INDICATED ON THE PROPOSALS, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT FOR THE MEETING AND VOTE AND ACT ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED "FOR" THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED TO VOTE, "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]                STIFUN     KEEP THIS PORTION FOR YOUR RECORDS
---------------------------------------------------------------------------------------------------------------------------
                                  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.   DETACH HERE AND RETURN THIS
SHORT TERM INCOME FUND INC.                                                              PORTION ONLY

PLEASE SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR
SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL
JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS,
TRUSTEES, ETC. SHOULD SO INDICATE.

  Vote On Proposals                                                                        For   Against   Abstain

1. TO APPROVE A NEW INVESTMENT MANAGEMENT CONTRACT                                          [_]      [_]       [_]

2. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS
   OF THE FUND FOR ITS FISCAL YEAR ENDING AUGUST 31, 2001                                   [_]      [_]       [_]

3. (FOR MONEY MARKET PORTFOLIO SHAREHOLDERS ONLY) TO APPROVE OR DISAPPROVE A CHANGE
   IN THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION TO PERMIT THE MONEY MARKET
   PORTFOLIO TO PURCHASE CERTAIN PRIVATE PLACEMENTS                                         [_]      [_]       [_]



----------------------------------------------       --------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)    DATE           Signature (Joint Owners)           Date